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CUSIP No. 917294 10 0                                              Page 13 of 13

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                                   EXHIBIT 1

                            JOINT FILING AGREEMENT

     The undersigned agree to the joint filing on behalf of each of them of a
Schedule 13D (including any and all amendments thereto) with respect to the securities of USDATA Corporation, and further agree that this Agreement shall be included as an Exhibit to such filings.

     The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that neither party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed this 9th day of April 2001.


                               SCP Private Equity Partners II, L.P.

                               By: SCP Private Equity II General Partner, L.P.,
                                   its General Partner

                               By: SCP Private Equity II, LLC,
                                   its Manager

                               By:    /s/ Wayne B. Weisman
                               ----------------------------
                               Name:  Wayne B. Weisman
                               ----------------------------
                               Title: Manager
                               ----------------------------


                               SCP Private Equity II, LLC

                               By:    /s/ Wayne B. Weisman
                               ----------------------------
                               Name:  Wayne B. Weisman
                               ----------------------------
                               Title: Manager
                               ----------------------------